SECURITIES AND EXCHANGE COMMISSION
                               Washington, D.C.

                                   FORM 8-K

                                CURRENT REPORT


                    Pursuant to Section 13 or 15 (d) of the
                      Securities and Exchange Act of 1934


Date of Report (Date of earliest event reported): September 8, 1999


                        COEUR D'ALENE MINES CORPORATION
 -----------------------------------------------------------------------------
            (Exact name of Registrant as specified in its charter)

             Idaho                 1-8641         82-0109423
 ----------------------------   ------------    --------------
 (State or other jurisdiction   (Commission     (IRS Employer
       of incorporation)        File Number)    Identification
                                                 Number)

         400 Coeur d'Alene Mines Bldg.
         505 Front Avenue
         Coeur d'Alene, Idaho                         83814
   ----------------------------------------        ----------
   (Address of principal executive offices)        (zip code)

Registrant's telephone number, including area code: (208) 667-3511
                                                    --------------

                                Not Applicable
 -----------------------------------------------------------------------------
         (Former name or former address, if changed since last report)

ITEM 5.     OTHER EVENTS

      On September 8, 1999, the Board of Directors of Coeur d'Alene Mines Corporation (the "Company") announced that it accepted the offer of Cyprus Minerals Company ("Cyprus") to settle the Company's lawsuit against Cyprus relating to the Golden Cross Mine in New Zealand for $31.5 million, and that the Company expects to record other income of approximately $19 million during the third quarter 1999. A copy of the Company's press release, dated September 8, 1999, announcing the settlement is filed as exhibit to this report.

Item 7.     Financial Statements, Pro Forma Financial Information And Exhibits

      (c)   EXHIBITS. The following exhibit is filed herewith:


            Exhibit
            Number            Description
            -------           -----------

             99(a)            Press    Release   of   Coeur    d'Alene   Mines
                              Corporation, dated September 8, 1999

                                  SIGNATURES


      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                               COEUR D'ALENE MINES CORPORATION
                                               (Registrant)


Dated: September 8, 1999

                                               By: /s/GEOFFREY A. BURNS
                                                   --------------------
                                                   Geoffrey A. Burns
                                                   Vice President and
                                                   Chief Financial Officer